UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Disposition or Acquisition of Assets.

On July 31, 2007, Kindred Healthcare, Inc. (the “Company”) completed the spin-off of its institutional pharmacy business, Kindred Pharmacy Services, Inc. (“KPS”), and the immediately subsequent combination of KPS with the institutional pharmacy business of AmerisourceBergen Corporation (“ABC”) to form a new, independent, publicly traded company named PharMerica Corporation (the “Transaction”). In connection with the Transaction, KPS made a one-time tax-free cash distribution of $125 million to the Company.

Item 8.01. Other Events.

Incorporated by reference is a press release issued jointly by the Company and ABC on July 31, 2007, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(b)	Pro forma financial information

Pro forma financial information for the Company reflecting the impact of the Transaction is attached hereto as Exhibit 99.2.

(d)	Exhibits

Exhibit 99.1	Press release dated July 31, 2007.

Exhibit 99.2	Kindred Healthcare, Inc. pro forma financial information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 2, 2007	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Senior Vice President of Corporate Legal Affairs and Corporate Secretary

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